                                                                   EXHIBIT 99.4


                      POLYVISION CORPORATION & SUBSIDIARIES
              UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS
                 FOR THE TWELVE MONTHS ENDING DECEMBER 31, 1998
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                 8-months ended 12/31/98     4-months ended 4/30/98      10-months ended 10/31/98
                                                 PolyVision Corporation      PolyVision Corporation       Alliance International
                                                 -----------------------     ----------------------      ------------------------
Net sales                                                        $   33,877               $   14,083                $    53,096
Cost of goods sold                                                   23,360                   10,198                     35,757
                                                         -------------------      -------------------      ---------------------
Gross profit                                                         10,517                    3,885                     17,339
   Selling, general and administrative                                6,969                    3,905                     11,021
   Nonrecurring expenses                                              1,250                                                   -
   Amortization of goodwill                                             248                       78                        808
                                                         -------------------      -------------------      ---------------------
Operating income (loss)                                               2,050                      (98)                     5,510
   Interest expense                                                  (1,408)                    (500)                    (2,775)
   Other expense                                                       (201)                    (890)                       799
                                                         -------------------      -------------------      ---------------------
Income (loss) before income taxes                                       441                   (1,488)                     3,534
(Provision)Benefit for income taxes                                    (286)                       48                    (1,874)
                                                         -------------------      -------------------      ---------------------
Net income (loss) from continuing operations                            155                    (1,440)                    1,660
Preferred stock dividends                                            (1,606)                        -
                                                         -------------------      -------------------      ---------------------
Net income (loss) applicable to common shareholders              $   (1,451)               $   (1,440)                 $    1,660
                                                         ===================      ===================      =====================
Net income (loss) per share of common stock:
   Basic                                                         $   (0.15)
                                                         ===================
   Diluted                                                       $   (0.15)
                                                         ===================
Average common shares outstanding:
   Basic                                                              9,506
                                                         ===================
   Diluted                                                            9,506
                                                         ===================

                                                   A. Lawer Corporation    Pro Forma Adjustments    Pro Forma
                                                   --------------------    ---------------------    ----------
Net sales                                               $ 26,973               $  (2,584)  (A)        $125,445
Cost of goods sold                                        19,752                  (2,412)  (A)          86,981
                                                                                     326   (B)
                                                     ---------------         --------------       ---------------
Gross profit                                               7,221                    (498)               38,464
   Selling, general and administrative                     4,934                                        26,829
   Nonrecurring expenses                                                          (1,250) (G)                -
   Amortization of goodwill                                    7                   1,061  (C)            2,202
                                                     ---------------         --------------       ---------------
Operating income (loss)                                    2,280                    (309)                9,433
   Interest expense                                         (191)                 (4,568)  (D)          (9,442)
   Other expense                                             (19)                                         (311)
                                                     ---------------         --------------       ---------------
Income (loss) before income taxes                          2,070                  (4,877)                 (320)
(Provision)Benefit for income taxes                            -                   2,208   (E)              96
                                                     ---------------         --------------       ---------------
Net income (loss) from continuing operations               2,070                  (2,669)                 (224)
Preferred stock dividends                                      -                    (660)  (F)          (2,266)
                                                     ---------------         --------------       ---------------
Net income (loss) applicable to common shareholders     $  2,070               $  (3,329)             $ (2,490)
                                                     ===============         ==============       ===============
Net income (loss) per share of common stock:
   Basic                                                                                             $   (0.18)
                                                                                                  ===============
   Diluted                                                                                           $   (0.18)
                                                                                                  ===============
Average common shares outstanding:
   Basic                                                                            4,543   (H)         14,049
                                                                             ==============       ===============
   Diluted                                                                          5,691   (H)         15,197
                                                                             ==============       ===============

                      POLYVISION CORPORATION & SUBSIDIARIES
              UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS
                     FOR THE SIX MONTHS ENDING JUNE 30, 1999
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                   PolyVision           A. Lawer             Pro Forma
                                                                   Corporation         Corporation          Adjustments
                                                                   -------------      --------------        -------------
Net sales                                                              $ 49,104            $ 13,666            $  (1,245)  (A)
Cost of goods sold                                                       31,975               9,317            $    (805)  (A)
                                                                   -------------      --------------        -------------
Gross profit                                                             17,129               4,349                 (440)
   Selling, general and administrative                                   10,229               2,767
   Amortization of goodwill                                                 832                   -                  300   (C)
                                                                   -------------      --------------        -------------
Operating income (loss)                                                   6,068               1,582                 (750)
   Interest expense                                                     (4,215)                 (66)                (445)  (D)
   Other income                                                            273                    4                    -
                                                                   -------------      --------------        -------------
Income (loss) before income taxes                                         2,126               1,520               (1,195)
Provision for income taxes                                                (847)                   -                   109  (E)
                                                                   -------------      --------------        -------------
Net income (loss)                                                         1,279               1,520                (1,086)
Preferred stock dividends                                                 (804)                   -                 (330)  (F)
                                                                   -------------      --------------        -------------
Net income (loss) applicabe to common
 shareholders                                                            $  475             $ 1,520            $  (1,416)
                                                                   =============      ==============        =============
Net income per share of common stock:
   Basic                                                                $  0.03
                                                                   =============
   Diluted                                                              $  0.03
                                                                   =============
Average common shares outstanding:
   Basic                                                                 14,117
                                                                   =============
   Diluted                                                               17,526
                                                                   =============

                                                    Pro Forma
                                                    --------------
Net sales                                             $ 61,525
Cost of goods sold                                      40,487
                                                    --------------
Gross profit                                            21,038
   Selling, general and administrative                  12,996
   Amortization of goodwill                              1,132
                                                    --------------
Operating income (loss)                                  6,910
   Interest expense                                     (4,726)
   Other income                                            277
                                                    --------------
Income (loss) before income taxes                        2,461
Provision for income taxes                                (738)
                                                    --------------
Net income (loss)                                         1,723
Preferred stock dividends                                (1,134)
                                                    --------------
Net income (loss) applicabe to common
 shareholders                                            $ 589
                                                    ==============
Net income per share of common stock:
   Basic                                                $ 0.04
                                                    ==============
   Diluted                                              $ 0.03
                                                    ==============
Average common shares outstanding:
   Basic                                                14,117
                                                    ==============
   Diluted                                              17,526
                                                    ==============

                             POLYVISION CORPORATION
                        UNAUDITED PRO FORMA BALANCE SHEET
                               AS OF JUNE 30, 1999
                                 (IN THOUSANDS)

                                                     PolyVision Corporation   A. Lawer Corporation    Pro Forma Adjustments
                                                     ----------------------   --------------------    ---------------------
              ASSETS
Current assets:
   Cash and cash equivalents                                    $ 3,203               $     22         $   (608) (K)
   Accounts receivable, net                                      21,383                  6,816             (610) (I)
   Inventories                                                   14,097                  3,739               67  (J)
   Other current assets                                           3,541                  1,126              495  (O)
                                                         ---------------        --------------        ----------------
     Total current assets                                        42,224                 11,703             (656)
Property, plant and equipment, net                               17,056                    926
Goodwill, net                                                    61,019                     62           23,918  (J)
Other non-current assets                                          3,658                     10              608  (K)
                                                         ---------------        --------------        ----------------
     Total assets                                              $123,957               $ 12,701         $ 23,870
                                                         ===============        ==============        ================
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
   Short term borrowings                                          $ 135               $      -         $      -
   Current maturities of long-term debt                           1,141                  2,606           (2,567) (J)
                                                                                                          1,326  (L)
   Accounts payable                                               9,297                  3,618             (610) (I)
   Accrued expenses and other liabilities                        11,790                  1,988            1,055  (N)
                                                         ---------------        --------------        ----------------
     Total current liabilities                                   22,363                  8,212             (796)
Long-term debt, less current maturities                          71,755                  1,041             (560) (J)
                                                                                                         20,674  (L)
Other long-term liabilities                                       6,682                      -                -
                                                         ---------------        --------------        ----------------
     Total liabilities                                          100,800                  9,253           19,318
Stockholders' equity                                             23,157                  3,448            8,000  (M)
                                                                                                         (3,448) (J)
     Total liabilities and stockholders' equity                $123,957               $ 12,701         $ 23,870
                                                         ===============        ==============        ================

                                                       Pro Forma
                                                     ---------------
              ASSETS
Current assets:
   Cash and cash equivalents                            $ 2,617
   Accounts receivable, net                              27,589
   Inventories                                           17,903
   Other current assets                                   5,162
                                                     ---------------
     Total current assets                                53,271
                                                             -
Property, plant and equipment, net                       17,982
Goodwill, net                                            84,999
Other non-current assets                                  4,276
                                                     ---------------
     Total assets                                      $160,528
                                                     ===============
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
   Short term borrowings                              $     135
   Current maturities of long-term debt                   2,506
   Accounts payable                                      12,305
   Accrued expenses and other liabilities                14,833
                                                     ---------------
     Total current liabilities                           29,779
Long-term debt, less current maturities                  92,910
Other long-term liabilities                               6,682
                                                     ---------------
     Total liabilities                                  129,371
Stockholders' equity                                     31,157
     Total liabilities and stockholders' equity       $ 160,528
                                                     ===============

    The accompanying notes are an integral part of these unaudited pro forma financial information.

POLYVISION CORPORATION AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

1.   ADJUSTMENTS TO PRO FORMA FINANCIALS

(A) Reflects the elimination of (i) intercompany sales and the related cost of sales between PolyVision and Naco and (ii) elimination of intercompany profit in inventory on-hand at NACO
(B) Reflects an increase in depreciation expense resulting from the allocation of a portion of the Alliance purchase price
(C) Reflects the increase in amortization expense resulting from amortizing the excess of the purchase price over the fair value of the net assets acquired over 40 years.
(D) Reflects the increase in interest expense resulting from additional debt incurred as a result of the acquisitions.
(E) Reflects pro forma adjustments to income tax expense resulting from the transactions.
(F) Reflects the adjustment to preferred stock dividends resulting from the issuance of Series C Cumulative Convertible Preferred Stock and Series D Cumulative Convertible Preferred Stock in connection with the NACO and the Alliance acquisitions and the issuance of Series B Convertible Preferred Stock issued as a result of the Alpine exchange transaction
     (see Note 7 to PolyVision's consolidated Form 10-K for the eight months ending December 31, 1998)
(G) Reflects the elimination of the non-recurring charge recorded by PolyVision in December 1998 in connection with Alliance acquisition (see
     Note 7 to PolyVision's consolidated Form 10-k for the eight months ended December 31, 1998)
(H) Reflects the adjustment to common and diluted stock outstanding from (i) the issuance of common stock as a result of the Alpine exchange transaction and (ii) the inclusion of PolyVision four month period ended April 30, 1998

(I) Reflects the elimination of intercompany accounts receivable and accounts payable between PolyVision and NACO

(J) The following reflects the preliminary allocation of the purchase price to the net assets acquired based upon estimated fair values of such assets:


                                                                                    Amount
                                                                                (in thousands)

               Estimated acquisiton cost, including expenses                      $ 31,055
               Less: Historical book values of net assets at June 30, 1999          (3,448)
               Deferred tax asset                                                     (495)
               Write-up of inventory                                                   (67)
               Debt retired and assumed, including accrued interest                 (3,127)
                                                                                 ------------
                   Goodwill, amortized over 40 years                              $ 23,918
                                                                                 ============

(K)  Reflects capitalization of deferred financing costs.

(L) Reflects adjustments to current and long-term debt resulting from $22,000,000 in additional debt incurred as a result of the NACO acquisition.

(M) Reflects the issuance of the $2,000,000 of Series C Cumulative Convertible Preferred Stock and $6,000,000 of Series D Cumulative Convertible Preferred Stock in connection with the NACO acquisition

(N) Reflects the accrual of estimated acquisition related expenses of the NACO acquisition.

(O) Reflects additional deferred tax asset recorded as a result of the allocation of a portion of the purchase price of the NACO acquisition to acquired liabilities not currently deductible for income taxes

2.   UNUSUAL ITEMS

The pro forma combined statements of operations do not include certain non-recurring restructuring charges the Company expects to record during the quarter ending December 31, 1999 as a result of a planned plant closure.